EXHIBIT 10-E

                                    AGREEMENT

      This Agreement, dated as of July 23, 2002 (the "Agreement"), is entered into by and between Infinite Group, Inc. a Delaware corporation (together with its successors and permitted assigns, the "Company"), and Cockfield Holdings Limited (together with its successors and permitted assigns, "Cockfield").

                                    Recitals

      A. The Company and Cockfield are parties to that certain Private Equity Line of Credit Agreement, dated as of November 20, 2000, as amended (the "Purchase Agreement").

      B. Pursuant to the Purchase Agreement, the Company issued Cockfield warrants to purchase 200,000 shares of the Company's Common Stock (the "Warrant").

      C. Cockfield and the Company wish to terminate the Purchase Agreement and amicably resolve all matters pertaining to the Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Cockfield, intending to be legally bound, hereby agree as follows.

1. Termination and Release. The Purchase Agreement and the agreements entered into in connection therewith, and any amendments thereto, except as set forth in
Section 6 hereunder, are hereby terminated, whereupon such agreements shall become void and of no further force and effect, and neither party shall have any legal liability to the other as a result of such termination, and that, except as set forth in Section 5 hereunder, each party shall be irrevocably, unconditionally and generally released and forever discharged (each, a "Releasee") from any and all debts, obligations, reckonings, promises, covenants, agreements, contracts, endorsements, bonds, suits, actions, specialties, claims, controversies, causes of action, defaults, demands or judgments, at law or in equity, which any of such parties ever had, now has or hereafter can, shall or may have, against such Releasee under or in connection with the transactions contemplated by the Purchase Agreement.

2. Representations and Warranties. Each party to this Agreement hereby represents and warrants to the other that (x) it has the requisite corporate and other authority to enter into, deliver and fulfill its obligations under this Agreement and each other document delivered by it in connection herewith, (y) that each of this Agreement and each other document to which it is a party that is delivered to the other party hereto has been duly authorized and executed by such party and, when delivered to the other party, will be its legal and binding obligation, enforceable against it in accordance with its terms.

3. The Warrant. All of the terms, provisions and conditions of the Warrants shall remain in full force and effect.

4. Admissions; Press Releases. Neither party hereto will issue any press release or make any other public announcement relating to this Agreement unless the content thereof is mutually agreed by both parties, or if such party is advised by its counsel that such press release or public announcement is required by law, in which case the party making such statement shall endeavor to provide the other party with a copy of such statement prior to its public release. This Agreement and any payments made or documents delivered pursuant hereto are not an admission or concession by either party or any of their respective affiliated entities, predecessors, officers, employees, agents, advisors, representatives, successors or assigns of any liability, fault, wrongdoing, or illegal acts or omissions. Neither party or its agents shall directly or indirectly make any oral or written statements that either party or any of their respective affiliated entities, predecessors, officers, employees, advisors, agents, or representatives, successors or assigns have made or implied any such admission or concession.

5. Survival of Certain Provisions of the Purchase Agreement. It is understood and agreed that the provisions of Article 7 and Section 8.9 of the Purchase Agreement, the Warrant, Sections 6 and 7 of the registration rights agreement entered into in connection with the Purchase Agreement (the "Registration Rights Agreement") and any provisions of the Registration Rights Agreement as they pertain to the shares of the Company's common stock underlying the Warrant shall survive the execution of this Agreement and continue in full force and effect solely with respect to the Registration Statement.

6. Miscellaneous.

      (a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, except in a writing executed by each of the Company and Cockfield. No waiver of any term of this Agreement shall be effective except if contained in a writing by the party against whom such waiver is to be enforced, and no such waiver shall be a continuing waiver or extend to any additional matters or further events, each of which must be addressed in a separate writing.


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

      (b) All notices or other communications or deliveries under this Agreement shall be in writing, addressed to a party in accordance with the information set forth by such party on its signature page to this Agreement, or such other address as such party may hereafter indicate in a writing to the other, given in accordance with this provision. All notices and other communications shall be deemed to given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is given.

      (c) A party may not assign its obligations under this Agreement without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. This Agreement is intended for the benefit of and may only be enforced by Cockfield and the Company and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

      (d) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      (e) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of this Agreement and the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for all Proceedings, and hereby irrevocably waives, and agrees not to assert in any such Proceeding, any claim that it is not personally subject to the jurisdiction of any of the New York Courts, or that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and


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

            consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the other documents delivered in connection herewith. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

      (f) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      (g) If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      (h) This Agreement, together with the Annexes hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and its Annexes.

                             ***********************


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 23rd day of July, 2002.

                                     INFINITE GROUP, INC.

                                     By:  /s/ Clifford G. Brockmyre II
                                          ----------------------------------
                                          Name: Clifford G. Brockmyre II
                                          Title:  Chairman


                                     COCKFIELD HOLDINGS LIMITED

                                     By:  /s/ David Sims
                                          ----------------------------------
                                          Name: David Sims
                                          Title:  Director


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